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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 25, 2007

                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                  000-51890               20-4191157
         (State of                (Commission            (I.R.S. Employer
       Incorporation)             File Number)          Identification No.)

         7001 Tower Road, Denver, Colorado                   80249
      (Address of principal executive offices)             (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 25, 2007, Frontier Airlines Holdings, Inc. issued a press release announcing its financial results for its third fiscal quarter ending December 31, 2006. A copy of the press release dated January 25, 2007 entitled "Frontier Airlines Reports Fiscal Third Quarter 2007 Results" is attached hereto as
Exhibit 99.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Item 99.01 Press Release dated January 25, 2007 entitled "Frontier Airlines Reports Fiscal Third Quarter 2007 Results".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRONTIER AIRLINES HOLDINGS, INC.


Date: January 25, 2007                          By:  /s/  Jeff S. Potter
                                                     ---------------------------
                                                Its: President and CEO


                                                By:  /s/  Paul H. Tate
                                                     ---------------------------
                                                Its: CFO